UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 20, 2012
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Results of Operations and Financial Condition .

Darden Restaurants, Inc. (the “Company”) issued a news release dated June 22, 2012, entitled “Darden Restaurants Reports A 15 Percent Increase In Fourth Quarter Diluted Net Earnings Per Share And A 5 Percent Increase In Fiscal Year Diluted Net Earnings Per Share; Increases Its Quarterly Dividend 16 Percent,” a copy of which is furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2012, the board of directors (the “Board”) of the Company, upon recommendation of the Nominating and Governance Committee of the Board, approved amendments to the Company's bylaws (the “Bylaws”).  The amendments include removing provisions relating to: (i) the location of shareholder meetings, (ii) voting of recently transferred shares, (iii) setting of regular Board meetings by resolution of the Board, and (iv) limiting authority to enter into contracts or pledges. In addition to the amendments described above, the Board also adopted other minor, clarifying and technical amendments to those and other sections of the Bylaws.

A copy of the Company's Bylaws, as amended effective June 20, 2012, is filed as Exhibit 3 to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3	Bylaws of the Company as amended effective June 20, 2012.
99
News release dated June 22, 2012, entitled “Darden Restaurants Reports A 15 Percent Increase In Fourth Quarter Diluted Net Earnings Per Share And A 5 Percent Increase In Fiscal Year Diluted Net Earnings Per Share; Increases Its Quarterly Dividend 16 Percent.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: June 22, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3	Bylaws of the Company as amended effective June 20, 2012.
99
News release dated June 22, 2012, entitled “Darden Restaurants Reports A 15 Percent Increase In Fourth Quarter Diluted Net Earnings Per Share And A 5 Percent Increase In Fiscal Year Diluted Net Earnings Per Share; Increases Its Quarterly Dividend 16 Percent.”

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